Supplement	September 27, 2023

Multi-Asset Income Fund

ETAMX Class A Shares             ETCMX Class C Shares
ETNMX Class N Shares            ETIMX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2022, as supplemented.

Effective November 1, 2023, the Fund’s name will change to “Eventide Balanced Fund.” Also effective on November 1, 2023, the Fund will adopt a policy to invest at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities. These clarifications are designed to help investors evaluate the Fund for purposes of investment planning. There will be no change to the Fund’s management of investment strategies or objectives.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.